SUPPLEMENT DATED AUGUST 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SHORT DURATION BOND PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Short Duration Bond Portfolio summary prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the last sentence in the second paragraph is deleted and replaced with the following:

The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars.